Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Annual Report of LF Capital Acquisition Corp. (the “Company”) on Form 10-K, for the year ended December 31, 2019 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)       the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 24, 2020	By	:/s/ Philippe De Backer
Name: Philippe De Backer Title: Chief Executive Officer (Principal Executive Officer)
	By:	/s/ Scott Reed
Name: Scott Reed Title: Chief Financial Officer (Principal Financing and Accounting Officer)